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                                                                   Exhibit 10.18
                             TAX INDEMNITY AGREEMENT

         This Tax Indemnity Agreement (this "Agreement") is made as of June 2, 2004 by and among PREIT Associates, L.P. ("PALP"), Ivyridge Investment Corp. ("Ivyridge"), Leonard B. Shore, Lewis M. Stone, Pan American Office Investments, LP ("Pan American Office"), George Rubin, Ronald Rubin, and the Non QTIP Marital Trust under the will of Richard I. Rubin (the "Trust," and together with Ivyridge, Pan American Office, Messrs. Shore and Stone, George Rubin, and Ronald Rubin, the "Limited Partners").

         WHEREAS, reference is made to (i) that certain Call and Put Option Agreement dated April 28, 2003 by and among PR New Castle LLC (the "General Partner"), PALP, Ivyridge, and Pan American (the "Option Agreement") and (ii) that certain Contribution Agreement dated April 22, 2003 by and among PALP, Ivyridge, Pan American, certain prior limited partners of New Castle Associates, and Pennsylvania Real Estate Investment Trust (the "Contribution Agreement"); and

         WHEREAS, pursuant to Section 2(a) of the Option Agreement, PALP has delivered to the Ivyridge and Pan American written notice of its election to exercise the Call (as defined in the Option Agreement); and

         WHEREAS, PALP is required to deliver this Agreement in connection with the closing effecting the consummation of the Call.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties hereby agree as follows:

      1. PALP, as the sole member of the General Partner, shall not permit the Replacement Property (as defined in the Contribution Agreement) or the Retained Interests (as defined in the Option Agreement) to be disposed of for a period of eight years following April 28, 2003 (the "Period") in such a manner that may cause the Limited Partners to recognize taxable income, and if PALP, as the sole member of the General Partner, disposes of the Replacement Property or the Retained Interests within the Period, such disposition shall be pursuant to a tax-free exchange under Section 1031 of the Internal Revenue Code (the "Code") or shall otherwise be a tax-free disposition.

      2. Notwithstanding Paragraph 1, PALP, as the sole member of the General Partner, may dispose of the Replacement Property or the Retained Interests during the Period in a taxable transaction if the Limited Partners are paid by PALP an amount sufficient to reimburse each such partner for any tax liability resulting from such transfer by reason of
         Section 704(c) of the Code, together with all taxes payable on such reimbursement.

      3. PALP shall cooperate in good faith with the Limited Partners in executing such documentation as may be required (such as limited guarantees of indebtedness by the Limited Partners) to avoid recognition of income or gain to such Limited Partners by reason of a constructive distribution to them under Section 752 of the Code relating to relief from liabilities.




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      4. The covenants, terms, and provisions of this Agreement shall be binding upon and inure to benefit of the parties hereto and their respective heirs, legal representatives, successors, transferees, and assigns.

      5. The laws of the Commonwealth of Pennsylvania shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

      6. This Agreement may be executed in any number of counterparts with the same effect as if all of the parties hereto had signed the same document and any and all counterparts may be executed by facsimile. All counterparts shall be construed together and shall constitute one agreement.






















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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first written above.

PREIT ASSOCIATES, L.P.

By:      Pennsylvania Real Estate Investment Trust, its general partner


         By: /s/ Bruce Goldman
            ---------------------------------------------------
            Name: Bruce Goldman
            Title: Executive Vice President and General Counsel

IVYRIDGE INVESTMENT CORP.


By:      /s/ Arthur H. Kaplan
         -----------------------------------------------
         Name:  Arthur H. Kaplan
         Title: President

PAN AMERICAN ASSOCIATES

By:      Pan American Office Investments, L.P., its general partner

         By: Pan American Office Investments - G.P., Inc., its general partner


             By: /s/ Ronald Rubin
                -----------------------------------------------
                Name: Ronald Rubin
                Title: President

PR NEW CASTLE LLC, A PENNSYLVANIA LIMITED LIABILITY COMPANY

By:      PREIT Associates, L.P., its sole member

         By: Pennsylvania Real Estate Investment Trust, its general partner



             By: /s/ Bruce Goldman
                -----------------------------------------------
                Name: Bruce Goldman
                Title: Executive Vice President and General Counsel

RICHARD I. RUBIN & CO.


By:      /s/ Ronald Rubin
   ---------------------------------
Name:  Ronald Rubin
Title: Partner




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LEONARD B. SHORE


/s/ Leonard B. Shore
--------------------------


LEWIS M. STONE


/s/ Lewis M. Stone
--------------------------


PAN AMERICAN OFFICE INVESTMENTS, L.P.
  By: Pan American Office Investments - G.P., Inc., its general partner


      By:  /s/ Ronald Rubin
         ----------------------------
         Name: Ronald Rubin
         Title: President

GEORGE RUBIN

/s/ George Rubin
---------------------------

RONALD RUBIN


/s/ Ronald Rubin
---------------------------


THE NON QTIP MARITAL TRUST
UNDER THE WILL OF RICHARD I. RUBIN


By: /s/ Ronald Rubin
    ------------------------
Name:  Ronald Rubin
Title: Trustee


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